Exhibit 10.1
FORBEARANCE AGREEMENT

THIS FORBEARANCE AGREEMENT (this “Agreement”), dated as of April 18, 2023, is entered into by and among AgileThought, Inc., a Delaware corporation (“Holdings”), AN Global, LLC, a Delaware limited liability company (the “Borrower”), each subsidiary of Holdings listed as a “Guarantor” on the signature pages to the Financing Agreement (as defined below) (together with each other Person that executes a joinder agreement and becomes a “Guarantor” under the Financing Agreement, each a “Guarantor” and collectively, the “Guarantors”), the Lenders party hereto, Blue Torch Finance LLC, a Delaware limited liability company (“Blue Torch”), as collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”), and Blue Torch, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent” and, together with the Collateral Agent, each an “Agent” and collectively, the “Agents”). Terms used herein without definition shall have the meanings ascribed to them in the Financing Agreement.
RECITALS
A.    Agents, Lenders, Borrower and each other Loan Party have previously entered into that certain Financing Agreement, dated as of May 27, 2022 (as amended by that certain Amendment No. 1 to Financing Agreement, dated as of August 10, 2022, that certain Amendment No. 2 to Financing Agreement, dated as of November 1, 2022, that certain Waiver and Amendment No. 3 to Financing Agreement, dated as of December 19, 2022, that certain Amendment No. 4 to Financing Agreement, dated as of March 7, 2023 (“Amendment No. 4”), that certain letter agreement, dated March 9, 2023, and as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Financing Agreement”).
B.    The Loan Parties have advised the Agents and Lenders that certain Events of Default have occurred and are continuing, or may occur and continue, as expressly set forth herein.
C.    The Loan Parties have requested that the Agents and Lenders forbear for a period of time from exercising their respective rights and remedies with respect to the Specified Defaults (as defined herein), and Agent and Lenders have agreed to such forbearance subject to the satisfaction of, and continued compliance with, the terms and conditions set forth in this Agreement.
D.    The Loan Parties are entering into this Agreement with the understanding and agreement that, except as specifically provided herein, none of Agents’ or any Lender’s rights or remedies as set forth in the Financing Agreement or any other Loan Document are being waived or modified by the terms of this Agreement.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

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1.        Acknowledgments by Loan Parties. Each Loan Party acknowledges and agrees as follows:
(a)    Acknowledgment of Debt. As of the close of business on April 17, 2023, inclusive of the capitalized interest set forth in Section 1(e) below, each Loan Party is indebted, jointly and severally, to Lenders and Agent, without defense, deduction, setoff, claim or counterclaim, of any nature, under the Financing Agreement and the other Loan Documents in the aggregate principal amount of not less than $68,915,614.49, plus accrued and continually accruing interest and all fees, costs and expenses in accordance with the Loan Documents.
(b)    Acknowledgment of the Specified Defaults. On and as of the date hereof: (i) each of the Events of Default enumerated on Part A of Schedule 1 attached hereto (the “Existing Defaults”) have occurred and are continuing; (ii) the events or conditions enumerated on Part B of Schedule 1 attached hereto (the “Anticipated Defaults” and, together with the Existing Defaults, the “Specified Defaults”) may occur and continue during the Forbearance Period (as defined below); (iii) Agents and Lenders have not waived in any respect any Existing Defaults or will be deemed to have waived in any respect any Anticipated Defaults to the extent occurring or continuing during the Forbearance Period; (iv) Agents and Lenders have not waived any of their rights and remedies with respect to the Existing Defaults or will be deemed to have waived any of their rights and remedies with respect to any Anticipated Defaults to the extent occurring or continuing during the Forbearance Period; and (v) except as expressly limited by this Agreement, Agents and Lenders are permitted immediately to accelerate the Obligations and exercise all rights and remedies available under the Loan Documents, applicable law and/or otherwise as a result of any of the Existing Defaults, or, upon the occurrence and during the continuation thereof, any of the Anticipated Defaults.
(c)    Acknowledgment that Liabilities Continue in Full Force and Effect. The Loans and all other liabilities and Obligations of the Loan Parties under the Financing Agreement and each other Loan Documents remain in full force and effect, and shall not be released, impaired, diminished or in any other way modified or amended as a result of the execution and delivery of this Agreement or by the agreements and undertakings of the parties contained herein.
(d)    Acknowledgment of Perfection of Security Interest. As of the date hereof, the security interests and Liens granted to the Collateral Agent, for its benefit and the benefit of the Lenders, under the Loan Documents securing the Obligations are in full force and effect, are properly perfected and are enforceable in accordance with the terms of the Loan Documents.
(e)     Capitalization of Accrued March Interest. All accrued but unpaid interest on the Loans for the period through March 31, 2023 shall be, and as of April 1, 2023 was, capitalized and added to the outstanding principal amount of the Term Loans, which the Agents and the Lenders acknowledge and consent to.
2.    Forbearance by Agents and Lenders.
(a)     Forbearance Period. At the request of the Loan Parties, the Agents and Lenders agree to forbear from accelerating the Obligations and from commencing and/or prosecuting the exercise of any rights and remedies (other than the right to charge interest at the Post-Default Rate, which Post-Default Rate shall apply as of March 25, 2023 and other than the right to deliver any notices of default or similar writings and taking all steps necessary to ensure the appointment of the Approved Independent Director (as defined below) at each Mexican Loan

Party and each other Subsidiary of the Loan Parties set forth in Section 3(f) below), whether at law, in equity, by agreement or otherwise, available to the Agent and Lenders as a result of the Specified Defaults, from the date hereof until the earliest to occur of the following times: (i) the Forbearance Expiration Date (as defined below); (ii) the time at which (x) any representation or warranty made by a Loan Party under this Agreement shall prove to have been materially incorrect (without duplication of any materiality qualifiers therein) when made or deemed made or (y) any Loan Party fails to comply in any respect with its covenants set forth in this Agreement; or (iii) the occurrence of any Event of Default (other than the Specified Defaults) under any of the Loan Documents (the period beginning on the date hereof and terminating on the earliest of such dates being hereinafter referred to as the “Forbearance Period”). “Forbearance Expiration Date” means 11:59 p.m. New York City time on May 10, 2023.
(b)    Termination of Forbearance Period. Upon the termination of the Forbearance Period, all forbearances, deferrals and indulgences granted by the Agents and Lenders in Section 2(a) above shall automatically terminate, and the Agents and Lenders shall thereupon have, and shall be entitled to exercise, any and all rights and remedies which the Agents and/or Lenders may have upon the occurrence of an Event of Default, including, without limitation, the Specified Defaults, without any further notice.
(c)    Preservation of Rights. By entering into this Agreement and agreeing to temporarily forbear from the exercise of rights and remedies under the terms of this Agreement, Agents and Lenders do not waive the Existing Defaults that are outstanding on the date hereof, the Anticipated Defaults upon their occurrence, or any Event of Default that may occur after the date hereof (whether the same as, or similar to, the Specified Defaults or otherwise). The Specified Defaults and any other Events of Default which may be continuing on the date hereof or any Events of Default which may occur after the date hereof (whether the same as, or similar to, the Specified Defaults or otherwise), and the Agents’ and Lenders’ rights and remedies related thereto, or arising as a result therefrom, are hereby preserved. The granting of the forbearance hereunder shall not be deemed a waiver of any options, rights and remedies of Agents and/or Lenders and shall not constitute a course of conduct or dealing on behalf of Agents or Lenders. Subject to the terms of this Agreement, Agents and Lenders specifically reserve all options, rights and remedies available to them under the Financing Agreement, the other Loan Documents, applicable law or otherwise. Each Loan Party acknowledges and agrees that upon the occurrence and during the continuance of any Default or Event of Default (other than the Specified Defaults) neither Agents nor any Lender is obligated or required to make any Loans or any other extension of credit to Borrower under the Financing Agreement or the other Loan Documents.
3.    Covenants; Consents. In consideration of the agreements set forth herein, the Loan Parties hereby covenant and agree as follows so long as any principal of or interest on any Loan or any other Obligation (whether or not due) shall remain unpaid (other than Contingent Indemnity Obligations) or any Lender shall have any Commitment under the Financing Agreement:
(a)Potential Financing Documentation. The Loan Parties shall furnish to the Agents and Lenders (i) promptly upon receipt or delivery thereof, copies of all material correspondence and notices submitted to or by any Loan Party or its advisors in respect of any potential financing or investment in the Loan Parties, (ii) copies of all proposals for any such financings or investments in the Loan Parties, and (iii) promptly upon request, any other information concerning such financings or investments as any Agent may from time to time reasonably request.

(b)Financial Advisor Retention. The Loan Parties at all times shall have retained a financial advisor acceptable to the Agents and Required Lenders (it being understood that Teneo is acceptable to the Agents and Required Lenders) (the “Financial Advisor”).
(c)13-Week Cash-Flow. In lieu of Section 7.01(a)(xx) of the Financing Agreement, by 7:00 p.m. (New York City Time) on the Friday of each week (or, if such Friday is not a Business Day, the immediately preceding Business Day), commencing with the week ending April 21, 2023, the Borrower shall deliver to the Agents and Lenders: (i) a 13-week cash flow forecast of Holdings and its Subsidiaries, prepared by the Loan Parties’ Financial Advisor, setting forth in reasonable detail all sources and uses of the Loan Parties’ cash for the succeeding 13-week period, which, in each case, shall be in form and substance satisfactory to the Agents; (ii) reports in form and detail satisfactory to the Agents, and certified by an Authorized Officer of the Administrative Borrower as being accurate and complete, listing all accounts payable balances of the Loan Parties as of one Business Day immediately prior to the applicable reporting date, which shall include the amount and age of each such account payable and the name and mailing address of each account creditor; (iii) a calculation of the Liquidity of Holdings and its Subsidiaries as of such Friday, in form and substance satisfactory to the Agents; and (iv) such other information as any Agent may reasonably request;
(d)Investment Banker Retention. By April 20, 2023, the Loan Parties shall retain (and thereafter continue to retain) an investment banker (the “Investment Banker”) reasonably acceptable to the Agents and Required Lenders and on terms acceptable to the Agents and Required Lenders. Such Investment Banker shall be retained for the purposes set forth in its retention agreement (in form and substance acceptable to the Agents and Required Lenders), which shall include undertaking the preparation for a potential transaction involving Holdings and its Subsidiaries (the “IB Engagement”).
(e)Investment Banker Cooperation. In furtherance of the purposes of the retention of the Investment Banker, the Loan Parties shall (i) promptly following requests therefor, furnish to the Investment Banker all information and documentation (financial and otherwise) relating to Holdings and its Subsidiaries reasonably requested by the Investment Banker, and (ii) from time to time make available to the Investment Banker, upon reasonable advance notice and at reasonable times, members of senior management of Holdings and its Subsidiaries as requested by the Investment Banker for a reasonable number of meetings and conferences calls, which members of senior management shall engage in such meetings and calls in good faith to assist the Investment Banker in respect of the IB Engagement.
(f)Independent Director Appointments. (i) Holdings shall continue to have on its board of directors at least one independent director acceptable to the Agents and Required Lenders (it being understood that Patrick Bartels is acceptable to the Agents and Required Lenders, the “Approved Independent Director”)); (ii) other than as set forth in clause (iv) below, each other Loan Party that is a limited liability company shall substantially simultaneously with the Effective Date and shall thereafter continue to have as its sole manager (directly or, in the case of a member managed company, indirectly) the Approved Independent Director; (iii) other than as set forth in clause (iv) below, each other Loan Party that is a corporation shall substantially simultaneously with the Effective Date and shall thereafter continue to have as its sole director the Approved Independent Director; and (iv) with respect to the Mexican Loan Parties and each of the other Subsidiaries of the Loan Parties the Equity Interests of which are pledged to the Collateral Agent pursuant to the Mexican Pledge Agreement, the Borrower shall comply with the provisions of Section 6(b). Holdings shall not take any action or fail to take any action that would as a result thereby modify any Approved Independent Director’s powers at any of the Loan Parties from such powers as existed on the Effective Date or the applicable appointment date with respect thereto.
(g)Independent Director Role. Holdings shall not take any action or fail to take any action that would as a result thereby modify any Approved Independent Director’s powers at any of the Loan Parties from such powers as existed on the Effective Date.
(h)Financing Agreement Amendment. On or before April 20, 2023, the Loan Parties shall execute and deliver an amendment to the Financing Agreement (the “Anticipated Amendment”) and a fee letter, each in substantially the form distributed by the Agent’s counsel on April 18, 2023, with such changes as mutually agreed, which amendment shall, among other things, provide the Borrower with up to $3,000,000 of additional Loans (the “Anticipated 2023 Incremental Revolving Loans”).
(i)Milestones. At the times specified on Schedule 2 attached hereto, comply with each of the milestones set forth on Schedule 2 attached hereto.
(j)Certain Meetings. On each Tuesday (commencing Tuesday, April 25, 2023) or, if such Tuesday is not a Business Day, then the next succeeding Business Day (or more frequently upon the reasonable request of any Agent or the Required Lenders), the Borrower shall, and shall cause each of (i) Holdings and senior management of Holdings and its Subsidiaries, (ii) the Investment Banker (following its retention), (iii) the Approved Independent Director, (iv) the Financial Advisor, and (v) any other third party advisor retained to pursue financing alternatives, to participate in a meeting with the Agents and the Lenders at such time as may be agreed to by the Borrower and such Agent or the Required Lenders, to discuss Holdings’ and its Subsidiaries’ operations, financial position, the status of the Investment Banker’s undertakings with respect to the IB Engagement, and compliance with the other terms of this Agreement.
4.    Release; No Representations by Agents or Lenders; No Novation.
(a)    Each Loan Party hereby acknowledges and agrees that: (i) neither it nor any of its Subsidiaries has any claim or cause of action against any Agent or any Lender (or any of the directors, officers, employees, agents, attorneys or consultants of any of the foregoing), and (i) the Agents and the Lenders have heretofore properly performed and satisfied in a timely manner all of their obligations to the Loan Parties, and all of their Subsidiaries and Affiliates. Notwithstanding the foregoing, the Agents and the Lenders wish (and the Loan Parties agree) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any of their rights, interests, security and/or remedies. Accordingly, for and in consideration of the agreements contained in this Agreement and other good and valuable consideration, each Loan Party (for itself and its Subsidiaries and Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the “Releasors”) does hereby fully, finally, unconditionally and irrevocably release, waive and forever discharge the Agents and the Lenders, together with their respective Affiliates and Related Funds, and each of the directors, officers, employees, agents, attorneys and consultants of each of the foregoing (collectively, the “Released Parties”), from any and all debts, claims, allegations, obligations, damages, costs, attorneys’ fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done, in each case, on or prior to the Effective Date directly arising out of, connected with or related to this Agreement, the Financing Agreement or any other Loan Document, or any act, event or transaction related or attendant thereto, or the agreements of any Agent or any Lender contained therein, or the possession, use, operation or control of any of the assets of any Loan Party, or the making of any Loans or other advances, or the management of such Loans or other advances or the Collateral. Each Loan Party represents and warrants that it has no knowledge of any claim by any Releasor against any Released Party or of any facts or acts or omissions of any Released Party which on the date hereof would be the basis of a claim by any Releasor against any Released Party which would not be released hereby.
(b)    Each Loan Party hereby acknowledges that it has not relied on any representation, written or oral, express or implied, by any Agent or any Lender, other than those expressly contained herein, in entering into this Agreement.
(c)    Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Financing Agreement or instruments securing the same, which shall remain in full force and effect, except as modified hereby.
5.    Effectiveness of this Agreement. This Agreement shall become effective upon the satisfaction in full, in a manner satisfactory to the Agents, of the following conditions precedent (the first date upon which all such conditions shall have been satisfied being hereinafter referred to as the “Effective Date”):
(a)    Agreement. On or before the Effective Date, Agent shall have received this Agreement, fully executed by the other parties hereto; and
(b)    Representations and Warranties. Except for (i) Section 6.01(h)(iii) of the Financing Agreement to the extent such section relates to the Specified Defaults or as a result of certain other defaults on Material Contracts disclosed in writing to the Agents on or prior to the Effective Date and (ii) Section 6.01(t) of the Financing Agreement (which such representation is made in Section 7(b) below) (collectively, the “Representation Exception”), the representations and warranties contained in this Agreement and in Article VI of the Financing Agreement and in each other Loan Document shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of the Effective Date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct on and as of such earlier date).
(c)    No Default; Event of Default. Other than the Specified Defaults, no Default or Event of Default shall have occurred and be continuing on the Effective Date or result from this Agreement becoming effective in accordance with its terms.
(d)     Independent Director.  The Approved Independent Director shall have been appointed (or such appointment will occur substantially simultaneously with the Effective Date) at each of the applicable Loan Parties in accordance with Section 3(f) above, and, upon such appointments, the Loan Parties shall be in compliance with Section 3(f) of this Agreement (it being agreed and understood that this Section 5(d) is evidence of the Agents’ and Lenders’ written consent and authorization of such appointments). For the avoidance of doubt, the parties hereto each agree that nothing herein shall constitute a waiver of any of the Agents’ or Lenders’ rights, including but not limited to any of the Agents’ or Lenders’ vested rights with respect to the Pledged Shares and Irrevocable Proxies (each as defined in the Security Agreement).
(e)     Second Lien Forbearance Agreement. The Agents shall have received a fully executed copy of a forbearance agreement, dated as of the Effective Date (the “Second Lien Forbearance Agreement”), by and among the Loan Parties thereto, the Existing Second Lien Collateral Agent, GLAS USA LLC, as administrative agent, and the Existing Second Lien Lenders, in form and substance satisfactory to the Agents.
(f)     Amendment to Intercreditor Agreement. The Agents shall have received a fully executed copy of an amendment to the Intercreditor Agreement by and among the parties required to effect such amendment, which amendment shall be in form and substance satisfactory to the Agents and Required Lenders.
(g)    Forbearance and Amendment Fee. The Borrower shall pay to the Administrative Agent, for the benefit of the Lenders in accordance with their Pro Rata Shares, a forbearance and amendment fee in an amount equal to $350,000 which such fee shall be fully earned on the Effective Date and payable as of the earlier of (A) the effective date of the Anticipated Amendment and (B) April 20, 2023, and, as of such date, capitalized and paid-in-kind by being added to the outstanding principal balance of the Term Loans.
6.     Condition Subsequent to Effectiveness of this Agreement. The Loan Parties agree that, in addition to all other terms, conditions and provisions set forth in this Agreement, including, without limitation, those conditions to the Effective Date set forth herein, the Loan Parties shall, (a) on or prior to the earlier of (i) the date of the first borrowing of the Anticipated 2023 Incremental Revolving Loans and (ii) the Forbearance Expiration Date, have paid all outstanding and unpaid fees and expenses of Ropes & Gray LLP, counsel to the Agents and Lenders (it being understood that the failure by the Loan Parties to perform or cause to be performed such condition subsequent shall constitute an immediate Event of Default (without giving effect to any grace periods set forth in the Financing Agreement)); and (b) with respect to the Mexican Loan Parties and each of the other Subsidiaries of the Loan Parties the Equity Interests of which are pledged to the Collateral Agent pursuant to the Mexican Pledge Agreement, each such Mexican Loan Party or other Subsidiary shall (i) on or prior to April 21, 2023, provide all such bylaws (including their amendments), shareholders’ and board minutes (including unanimous written consents), powers of attorney, corporate registry books and other governance documents of such Mexican Loan Parties or other Subsidiaries as the Agents or Lenders may reasonably request, (ii) on or prior to April 28, 2023,  appoint as their president of the board of directors, sole administrator, sole director, sole manager (directly or, in the case of a member managed company, indirectly) or other comparable position as applicable and as permitted by applicable law, the Approved Independent Director, in a form and substance approved at the sole discretion of the Agents; provided that the appointment of the Approved  Independent Director shall include, without limitation, indemnities granted by the Mexican Loan Party and the other applicable Subsidiaries in favor of the Approved Independent Director and his executors, administrators or assigns, with respect to any amount which he is or becomes legally obligated to indemnify as a result of any claim or claims made against him because of any act or omission or neglect or breach of duty, including any actual or alleged error or misstatement or misleading statement, in each case, arising out of his appointment, which indemnity shall include, inter alia, damages, judgements, settlements and costs, costs of investigation and cost of defense of legal actions, claims or proceedings and appeals therefrom, and costs of attachment or similar bonds, (iii) on or prior to April 28, 2023, revoke, limit and/or grant powers of attorney such that any and all authorities reasonably related to acts governed by Section 7.02 of the Financing Agreement or that are otherwise construed by the Agents or Lenders as material transactions, require, at the Agent’s sole discretion, the prior express written consent of the Approved Independent Director, in the understanding that such revocations or limitations should be duly notified to the corresponding attorneys-in-fact and (iv) on or prior to May 5, 2023, execute and file for registration all applicable documentation to effectuate the provisions of this clause (b) of this Section 6.
7.    Representations and Warranties. Each Loan Party represents and warrants, as of the Effective Date, as follows:
(a)Representations and Warranties; No Event of Default. Except for the Representation Exception, the representations and warranties herein, in Article VI of the Financing Agreement and in each other Loan Document are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of the Effective Date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such earlier date), and, other than the Existing Defaults, no Default or Event of Default has occurred and is continuing as of the Effective Date or would result from this Agreement becoming effective in accordance with its terms.
(b) Solvency. That, on and as of the Effective Date, the Loan Parties (on a consolidated basis) are Solvent (as defined below). For purposes of this clause (b), “Solvent” means, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person is not less than the total amount of the liabilities of such Person, (b) the fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its existing debts as they become absolute and matured, (c) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business other than the debts subject to forbearance and current balances in accounts payable disclosed to such Person’s lenders (or such lenders’ agent) (the “Lender Parties”), (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature except as in the most recent 13 week cash flow disclosed to the Lender Parties, and (e) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute unreasonably small capital. For purposes of this clause (b), the amount of any contingent obligations at any time shall be computed as the amount that, in light of all the facts and circumstances existing at such time, would reasonably be expected to become an actual and matured liability.
(c)Organization, Good Standing, Etc. Each Loan Party (i) is a corporation, limited liability company or sociedad anonima duly organized, validly existing and, other than the Mexican Loan Parties, in good standing under the laws of the jurisdiction of its organization, (ii) has all requisite power and authority to conduct its business as now conducted and as presently contemplated, and to execute and deliver this Agreement, and to consummate the transactions contemplated by this Agreement and by the Financing Agreement, and (iii) is duly qualified to do business in, and is in good standing in each jurisdiction where the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary except (solely for the purposes of this subclause (iii)) where the failure to be so qualified and be in good standing could not reasonably be expected to have a Material Adverse Effect.
(d)Authorization, Etc. The execution and delivery by each Loan Party of this Agreement and the performance by it of the Financing Agreement, this Agreement, and each other Loan Document (i) have been duly authorized by all necessary action, (ii) do not and will not contravene (A) any of its Governing Documents, (B) any applicable material Requirement of Law, or (C) any Contractual Obligation binding on or otherwise affecting it or any of its properties (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties, except in the case of clauses (ii)(C) and (iv) hereof, to the extent that such contravention, default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal could not reasonably be expected to have a Material Adverse Effect.
(e)Enforceability of Loan Documents. This Agreement, the Financing Agreement and each other Loan Document is and will be a legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.
(f)Governmental Approvals. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance by any Loan Party of any Loan Document to which it is or will be a party.
(g)    No Duress. This Agreement has been entered into without force or duress, of the free will of each Loan Party. Each Loan Party’s decision to enter into this Agreement is a fully informed decision and such Loan Party is aware of all legal and other ramifications of such decision.
(h)    Counsel. Each Loan Party has read and understands this Agreement, has consulted with and been represented by legal counsel in connection herewith, and has been advised by its counsel of its rights and obligations hereunder and thereunder.
8.    Governing Law; Consent to Jurisdiction; Service of Process Services of Process and Venue and Waiver of Jury Trial, Etc. Sections 12.09, 12.10 and 12.11 (Governing Law; Consent to Jurisdiction; Services of Process and Venue; and Waiver of Jury Trial, Etc.) of the Financing Agreement are hereby incorporated herein by reference, mutatis mutandis.
9.     Further Assurances; Additional Interest Payments.
(a) The Loan Parties shall execute any and all further documents, agreements and instruments, and take all further actions, as may be required under Applicable Law or as any Agent may reasonably request, in order to effect the purposes of this Agreement.
(b) The Loan Parties agree that, notwithstanding Section 2.04(d) of the Financing Agreement, any interest payment (including at the Post-Default Rate) due pursuant to the Financing Agreement after the date hereof, while required to be paid in full in cash when such interest payment is due, may in the sole discretion of the Required Lenders, instead be capitalized and added to the principal balance of the Term Loan or Revolving Loan (as applicable) following notice thereof to the Borrower (it being understood and agreed that the application to the principal balance of the Obligations at any time does not constitute a waiver of any Default or Event of Default arising as a result of the Loan Parties’ failure to pay such interest in cash).
10.    Counterparts; Facsimile Signatures; PDF Delivery.
(a)    This Agreement may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by e-mail, DocuSign, facsimile or other similar form of electronic transmission shall be deemed to be an original signature hereto.
(b)    This Agreement, to the extent signed and delivered by means of electronic transmission by PDF, shall be treated in all manner and respects as an original agreement and shall be considered to have the same binding legal effects as if it were the original signed version thereof delivered in person.
11.    Reference to and Effect on the other Loan Documents.
(a)    Except as specifically set forth above, the Financing Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Borrower and Guarantors to Agents and Lenders.
(b)    The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Agents or any Lender under the Financing Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Financing Agreement or any of the other Loan Documents.
(c)    Each Loan Party hereby acknowledges and agrees that this Agreement constitutes a “Loan Document” under the Financing Agreement. Accordingly, it shall be an immediate Event of Default under the Financing Agreement if (i) any representation or warranty made by any Loan Party under or in connection with this Agreement shall have been incorrect in any respect when made or deemed made, or (ii) any Loan Party shall fail timely to perform or observe any term, covenant or agreement contained in this Agreement.
12.    Ratification. Each Loan Party hereby restates, ratifies and reaffirms each and every term and condition set forth in the Financing Agreement (as modified hereby), and the other Loan Documents effective as of the date hereof.
13.    Integration. This Agreement, together with the Financing Agreement and the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.
14.    Severability. If any part of this Agreement is contrary to, prohibited by, or deemed invalid under Applicable Laws, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.
15.    Guarantors’ Acknowledgment. Each Guarantor hereby acknowledges and agrees to this Agreement and confirms and agrees that its Guaranty (as modified and supplemented in connection with this Agreement) is and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects. Although Lender has informed the Guarantors of the matters set forth above, and each Guarantor has acknowledged the same, each Guarantor understands and agrees that Lender has no duty under the Financing Agreement, or any other agreement with any Guarantor, to so notify any Guarantor or to seek such an acknowledgement, and nothing contained herein is intended to or shall create such a duty as to any transaction hereafter.
[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date set forth on the first page hereof.

BORROWER:

AN GLOBAL LLC

By:	/s/ Manuel Senderos
Name:	Manuel Senderos
Title:	President

GUARANTORS:
AGILETHOUGHT, INC.

By:	/s/ Manuel Senderos
Name:	Manuel Senderos
Title:	President

AGILETHOUGHT, LLC

By:	/s/ Manuel Senderos
Name:	Manuel Senderos
Title:	President
4TH SOURCE, LLC

By:	/s/ Diana Abril
Name:	Diana P. Abril
Title:	Manager

IT GLOBAL HOLDINGS LLC

By:	/s/ Manuel Senderos
Name:	Manuel Senderos
Title:	Chief Executive Officer

4TH SOURCE HOLDING CORP.

By:	/s/ Manuel Senderos
Name:	Manuel Senderos
Title:	President

QMX INVESTMENT HOLDINGS USA, INC.

By:	/s/ Manuel Senderos
Name:	Manuel Senderos
Title:	President

AGS ALPAMA GLOBAL SERVICES USA, LLC

By:	/s/ Manuel Senderos
Name:	Manuel Senderos
Title:	President

ENTREPIDS TECHNOLOGY INC.

By:	/s/ Diana Abril
Name:	Diana Abril
Title:	Secretary

4TH SOURCE MEXICO, LLC

By	/s/ Manuel Senderos
Name:	Manuel Senderos
Title:	President

AN USA

By:	/s/ Manuel Senderos
Name:	Manuel Senderos
Title:	President

AGILETHOUGHT DIGITAL SOLUTIONS, S.A.P.I. DE C.V.

By:	/s/ Manuel Senderos
Name:	Manuel Senderos
Title:	Attorney-in-fact

By:	/s/ Mauricio Garduño
Name:	Mauricio Garduño
Title:	Attorney-in-fact

AGILETHOUGHT MÉXICO, S.A. DE C.V.

By :	/s/ Manuel Senderos
Name :	Manuel Senderos
Title :	Attorney-in-fact

By :	/s/ Mauricio Garduño
Name :	Mauricio Garduño
Title :	Attorney-in-fact

COLLATERAL AGENT AND ADMINISTRATIVE AGENT:
BLUE TORCH FINANCE LLC, as Collateral Agent and Administrative Agent By: Blue Torch Capital LP, its managing member

By:	/s/ Kevin Genda
Name: Kevin Genda
Title: CEO

LENDERS:
BLUE TORCH CREDIT OPPORTUNITIES FUND II LP By: Blue Torch Credit Opportunities GP II LLC, its general partner By: KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name: Kevin Genda
Title: Managing Member

SWISS CAPITAL BTC OL PRIVATE DEBT FUND L.P.

By:	/s/ Kevin Genda
Name: Kevin Genda in his capacity as authorized signatory of Blue Torch Capital LP, as agent and attorney-in-fact for Swiss Capital BTC OL Private Debt Fund L.P.

BLUE TORCH CREDIT OPPORTUNITIES FUND III LP By: Blue Torch Credit Opportunities GP III LLC, its general partner By: KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name: Kevin Genda
Title: Managing Member

BTC HOLDINGS FUND II, LLC By: Blue Torch Credit Opportunities Fund II LP, its sole member By: Blue Torch Credit Opportunities GP II LLC, its general partner By: KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda

Name: Kevin Genda
Title: Managing Member

BTC HOLDINGS SBAF FUND LLC
By: Blue Torch Credit Opportunities SBAF Fund LP, its sole member
By: Blue Torch Credit Opportunities SBAF GP LLC, its general partner
By: KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name: Kevin Genda
Title: Managing Member

BTC HOLDINGS KRS FUND LLC By: Blue Torch Credit Opportunities KRS Fund LP, its sole member By: Blue Torch Credit Opportunities KRS GP LLC, its general partner By: KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name: Kevin Genda
Title: Managing Member

BLUE TORCH CREDIT OPPORTUNITIES SBAF FUND LP By: Blue Torch Credit Opportunities SBAF GP LLC, its general partner By: KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name: Kevin Genda
Title: Managing Member

BLUE TORCH CREDIT OPPORTUNITIES KRS FUND LP By: Blue Torch Credit Opportunities KRS GP LLC, its general partner By: KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name: Kevin Genda
Title: Managing Member

BTC OFFSHORE HOLDINGS FUND II-B LLC
By: Blue Torch Offshore Credit Opportunities Master Fund II LP, its sole member
By: Blue Torch Offshore Credit Opportunities GP II LLC, its general partner
By: KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name: Kevin Genda
Title: Managing Member

BTC OFFSHORE HOLDINGS FUND II-C LLC
By: Blue Torch Offshore Credit Opportunities Master Fund II LP, its sole member
By: Blue Torch Offshore Credit Opportunities GP II LLC, its general partner
By: KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name: Kevin Genda
Title: Managing Member

BTC OFFSHORE HOLDINGS FUND III LLC
By: Blue Torch Offshore Credit Opportunities Master Fund III LP, its sole member
By: Blue Torch Offshore Credit Opportunities GP III LLC, its general partner
By: KPG BTC Management LLC, its managing member

By:	/s/ Kevin Genda
Name: Kevin Genda
Title: Managing Member

BTC HOLDINGS SC FUND LLC
By: Blue Torch Credit Opportunities SC Master Fund LP, its sole member
By: Blue Torch Credit Opportunities SC GP LLC, its general partner
By: KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name: Kevin Genda
Title: Managing Member

BLUE TORCH OFFSHORE CREDIT OPPORTUNITIES MASTER FUND II LP By: Blue Torch Offshore Credit Opportunities GP II LP, its general partner By: KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name: Kevin Genda
Title: Managing Member

SWISS CAPITAL BTC OL PRIVATE DEBT OFFSHORE SP A SEGREGATED PORTFOLIO OF SWISS CAPITAL PRIVATE DEBT (OFFSHORE) FUNDS SPC

By:	/s/ Kevin Genda
Name: Kevin Genda
Title: Authorized Signatory of Blue Torch Capital LP in its capacity as investment manager to SWISS CAPITAL BTC OL PRIVATE DEBT OFFSHORE SP

BTC HOLDINGS SBAF FUND LLC
By: Blue Torch Credit Opportunities SBAF Fund LP, its sole member
By: Blue Torch Credit Opportunities SBAF GP LLC, its general partner
By: KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name: Kevin Genda
Title: Managing Member

BTC HOLDINGS KRS FUND LLC By: Blue Torch Credit Opportunities KRS Fund LP, its sole member By: Blue Torch Credit Opportunities KRS GP LLC, its general partner By: KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name: Kevin Genda
Title: Managing Member

BLUE TORCH CREDIT OPPORTUNITIES SBAF FUND LP By: Blue Torch Credit Opportunities SBAF GP LLC, its general partner By: KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name: Kevin Genda
Title: Managing Member

BLUE TORCH CREDIT OPPORTUNITIES KRS FUND LP By: Blue Torch Credit Opportunities KRS GP LLC, its general partner By: KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name: Kevin Genda
Title: Managing Member

BTC OFFSHORE HOLDINGS FUND II-B LLC
By: Blue Torch Offshore Credit Opportunities Master Fund II LP, its sole member
By: Blue Torch Offshore Credit Opportunities GP II LLC, its general partner
By: KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name: Kevin Genda
Title: Managing Member

BTC OFFSHORE HOLDINGS FUND II-C LLC
By: Blue Torch Offshore Credit Opportunities Master Fund II LP, its sole member
By: Blue Torch Offshore Credit Opportunities GP II LLC, its general partner
By: KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name: Kevin Genda
Title: Managing Member

BTC OFFSHORE HOLDINGS FUND III LLC
By: Blue Torch Offshore Credit Opportunities Master Fund III LP, its sole member
By: Blue Torch Offshore Credit Opportunities GP III LLC, its general partner
By: KPG BTC Management LLC, its managing member

By:	/s/ Kevin Genda
Name: Kevin Genda
Title: Managing Member

BTC HOLDINGS SC FUND LLC
By: Blue Torch Credit Opportunities SC Master Fund LP, its sole member
By: Blue Torch Credit Opportunities SC GP LLC, its general partner
By: KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name: Kevin Genda
Title: Managing Member

BLUE TORCH CREDIT OPPORTUNITIES FUND III LP By: Blue Torch Credit Opportunities GP III LLC, its general partner By: KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name: Kevin Genda
Title: Managing Member

BLUE TORCH OFFSHORE CREDIT OPPORTUNITIES MASTER FUND II LP By: Blue Torch Offshore Credit Opportunities GP II LP, its general partner By: KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name: Kevin Genda
Title: Managing Member
SWISS CAPITAL BTC OL PRIVATE DEBT OFFSHORE SP A SEGREGATED PORTFOLIO OF SWISS CAPITAL PRIVATE DEBT (OFFSHORE) FUNDS SPC

By:	/s/ Kevin Genda
Name: Kevin Genda
Title: Authorized Signatory of Blue Torch Capital LP in its capacity as investment manager to SWISS CAPITAL BTC OL PRIVATE DEBT OFFSHORE SP

Schedule 1

Specified Defaults

Schedule 2

Milestones